[The American Funds Group(r)]

FUNDAMENTAL INVESTORS

FUNDAMENTAL VALUES BEHIND SOUND INVESTING

CAUTION

PERSISTENCE

PATIENCE

TRUST

1999 Annual Report
For the year ended December 31

Fundamental Investors(SM) seeks long-term growth of capital and income primarily through investments in common stocks.

Fundamental Investors is one of the 29 mutual funds in The American Funds Group(r), the nation's third-largest mutual fund family. For nearly seven decades, Capital Research and Management Company, the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

FUNDAMENTAL INVESTORS' RESULTS COMPARED TO ITS COMPETITION

Average Annual Returns               One Year       Five Years      10 Years      Lifetime*

Fundamental Investors
(with dividends reinvested)          + 24.58%       + 24.29%        + 16.94%      + 16.88%

Lipper Multi-Cap Value Funds         + 5.94         + 17.82         + 13.03       + 14.75
Index**

*Since Capital Research and Management Company began managing the fund on 8/1/78.

**Tracks 30 of the largest U.S. multi-cap value funds. These funds seek long-term growth of capital by investing in companies that have a broad range of market capitalizations and are considered to be undervalued when compared to a major unmanaged stock index. The index reflects reinvested dividends. Lipper, Inc. recently reclassified U.S. domestic equity funds into several new categories based on portfolio holdings. As a result of these changes, the fund is now included in the Lipper Multi-Cap Value Funds Index. The fund previously compared its investment results to the Lipper Growth & Income Funds Index.

ON THE COVER:

A long-term commitment to investing starts with caution, persistence and patience...and eventually results in trust. Pictured in the collage are long-time Fundamental Investors shareholders Dr. Tony Alonso and Sumi Iwasaki. We invite you to read more about them and our Investors' Fundamentals in the feature story on pages 8-13.

FUNDAMENTAL INVESTORS' TOTAL RETURN YEAR BY YEAR

                 Capital         Income          Total
                 Return          Return          Return

1990             -9.2%           +3.0%           -6.2%
1991             +27.5           +2.8            +30.3
1992             +7.8            +2.4            +10.2
1993             +15.7           +2.5            +18.2
1994             -1.2            +2.5            +1.3
1995             +31.9           +2.3            +34.2
1996             +18.2           +1.8            +20.0
1997             +25.0           +1.7            +26.7
1998             +15.2           +1.5            +16.7
1999             +23.2           +1.4            +24.6

10-year average annual compound rate of return   +16.9%
10-year total return                             +378.2%
Lifetime total return (since 8/1/78)             +2,722.6%

Total return measures both capital results (changes in net asset value) and income return (from income dividends), assuming reinvestment of all dividends and capital gain distributions.

Fund results in this report were calculated at net asset value (without a sales charge) unless otherwise indicated. The fund's 30-day yield as of January 31, 2000, calculated in accordance with the Securities and Exchange Commission formula, was 1.17%.

FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY.

FELLOW SHAREHOLDERS

The year 1999 proved to be another extraordinarily rewarding period for shareholders of Fundamental Investors. The fund produced a 24.6% increase in the value of an investment if you reinvested dividends and capital gains. This brings us to 16 years of positive double-digit returns within our 21-year tenure of managing the fund.

The fund outpaced by a wide margin its peers in Lipper's Multi-Cap Value Funds Index, which returned 5.9% for the year. The fund also surpassed the 21.0% return of the unmanaged Standard & Poor's 500 Composite Index.

This was an especially challenging period for investors. More than half the stocks that were in the S&P 500 Index for the full year produced negative returns in 1999. Quality stock selection influenced our ability to beat the index in this environment without sacrificing our tradition of paying 10-cent-per-share quarterly dividends. This represented an income return of 1.4%. (Capital gain distributions paid in February and December totaled $2.79 a share.)

Years' worth of detective work seeking out low-priced companies with potential for high value paid off. The fund benefited from a focus on technology, media/entertainment and basic-material companies and a reduced emphasis on retail and banking. The key was a deliberate concentration in midsize companies that are among the best in their industries.

LONG-TERM FOCUS - We have a strong conviction about the long-term promise of the fund's 10 largest holdings (see page 16). Four of these companies - Corning (+186.5%), Ericsson (+174.4%), Texas Instruments (+126.4%) and Alcoa (+122.6%)
- were also four of the best holdings for the year, making a significant impact on the fund. Seven of the 10 beat the S&P 500, returning from about two to nine times the index's results.

It's ironic that in the shadow of Y2K computer jitters, technology boomed and drove results in 1999. Technology and the Internet have worked their way into our mainstream consciousness. Three large holdings - Texas Instruments, Corning and Ericsson - all benefited from this trend without being caught up in the dot-com frenzy.

UNDERSTANDING POTENTIAL - We seized on Texas Instruments' potential when others focused on its tough times. We concentrated on its plan to abandon the traditional computer memory business to build digital signal processors (DSPs). Today, it's the leading maker of in-demand DSPs, high-speed chips that power cell phones, modems and digital cameras.

We gravitated to Corning as it transformed itself from the company that made your casserole dishes to one that provides your phone lines with high-tech glass fiber optics. Sweden-based Ericsson is a leading mobile phone manufacturer and the world's largest supplier of the infrastructure that provides wireless services.

Basic materials also did well in the market and for the fund. The proposed acquisition of Union Carbide by Dow Chemical (+46.9%) will make it the second-largest chemical company in the world. Alcoa, now the world's largest producer of aluminum, profited from increasing demand and improving prices.

Media and entertainment companies News Corp. and Viacom returned +40.2% and +63.8%, respectively. Big news for Time Warner (+16.7%) came after the period in an announced merger with America Online, bringing content and connectivity under one mega-roof. The value of the merger is estimated at $350 billion.

The only company in the fund's list of 10 largest holdings with a negative return was AstraZeneca (-6.2%). This and other pharmaceutical companies suffered this year under the cloud of possibly onerous regulation.

BEYOND OUR BORDERS - The fund took full advantage of its flexibility to invest 15% of its assets outside the U.S. We focused particularly on Japan as it comes off a 10-year bear market that destroyed 70% of stock values. Fujitsu and Fuji Bank, though not held the entire year, were among our best holdings.

As the U.S. market with its unprecedented run of prosperity gets long in the tooth, we are eager to diversify in global markets with greater potential for unrealized values. As a result, we asked and were granted permission from the fund's board of directors to increase from 15% to a maximum of 30% the investment of Fundamental Investors' assets in companies domiciled outside the United States and not part of the S&P 500. Though we may not always use the full non-U.S. allowance, this privilege (effective as of January 5, 2000) allows us the flexibility to invest in the world's best companies, regardless of their home base. It also reflects the increased globalization of the companies and industries in which the fund invests.

We believe the fund is well-positioned for economic strength here and abroad. The U.S. economy continues to be in a growth mode with low unemployment and increased productivity. Economies in other parts of the world such as Japan and Europe are beginning to heat up. Our biggest concern going forward is inflation. Though the government's numbers don't reflect it yet, we see higher wages, homes costing more and medical costs increasing. In the short run, this could lead to even higher interest rates and the accompanying negative effects on the economy. Long term, however, we continue to be optimistic.

We appreciate the confidence you've shown in us. We count ourselves among the fund's 600,000 shareholder accounts and $16.6 billion in assets. We invite you to read our feature story about the fundamental values our fellow investors use to guide them in their long-term commitment to Fundamental Investors.

Sincerely,

/s/James F. Rothenberg
James F. Rothenberg
Chairman

/s/James E. Drasdo
James E. Drasdo
President

February 14, 2000

[Begin Sidebar]
THE VALUE OF A LONG-TERM PERSPECTIVE

This chart illustrates how a $10,000 investment in the fund grew between August 1, 1978 - when Capital Research and Management Company became Fundamental Investors' investment adviser - and December 31, 1999, taking into account the maximum 5.75% sales charge. Sales charges are lower for accounts of $25,000 or more. The chart also shows how the S&P 500 Index (an unmanaged measure of the stocks of mostly large companies in U.S. markets) and the Lipper Multi-Cap Value Funds Index fared over this same period, and what happened to inflation (as measured by the Consumer Price Index).

Here are the fund's total returns and average annual compound returns with all distributions reinvested for periods ended December 31, 1999, assuming payment of the 5.75% maximum sales charge at the beginning of the stated periods:

                 Total             Average Annual
                 Return            Compound Return

10 years         +350.78%          +16.25%
Five years       +179.52%          +22.82%
One year         +17.44%           -

/1/Results reflect payment of maximum sales charge of 5.75% on the $10,000 investment. Thus, the net amount invested was $9,425. As outlined in the prospectus, the sales charge is reduced for larger investments.

/2/Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

/3/For the period August 1, 1978 (when Capital Research and Management Company became investment adviser) through December 31, 1978.

Past results are not predictive of future results.


HOW A $10,000 INVESTMENT HAS GROWN

$308,848
S&P 500 Index
with dividends
reinvested

$265,881/1/
Fundamental
Investors
with dividends
reinvested

$190,445
Lipper Multi-
Cap Value
Funds Index
with dividends
reinvested

$138,151/1/
Fundamental
Investors
not including
dividends

$25,616/2/
Consumer
Price Index
(inflation)

$10,000
original
investment

                               Fundamental   Fundamental                       S&P 500
                                 Investors     Investors                   Index with
                            with dividends not including                     dividends
                               reinvested      dividends                    reinvested
                                 /1//2//3/        /2//5/                           /1/
Initial Investment  07/31/78         $9,425        $9,425                       $10,000
    1978      High      9/11         10,000         9,919        High  9/12      10,627
               Low     11/14          8,667         8,596         Low 11/14       9,299
             Close     12/29          9,155         8,947        Close12/29       9,799

    1979       Low      2/27          9,086         8,880         Low  2/27       9,801
              High      10/5         10,823        10,310        High  10/5      11,802
             Close     12/31         10,556         9,892        Close12/31      11,607

    1980       Low      4/21          9,625         8,907         Low  3/27      10,562
              High     11/20         13,131        11,876        High 11/28      15,729
             Close     12/31         12,807        11,390        Close12/31      15,373

    1981      High      4/27         13,986        12,308        High   1/6      15,640
               Low      9/25         11,906        10,243         Low  9/25      13,082
             Close     12/31         12,954        10,688        Close12/31      14,623

    1982       Low      1/22         10,593         8,947         Low  8/12      12,602
              High      12/7         17,346        13,833        High  11/9      17,851
             Close     12/31         16,957        13,522        Close12/31      17,767

    1983       Low       1/3         16,636        13,266         Low   1/3      17,477
              High     10/10         21,599        16,721        High 10/10      22,530
             Close     12/30         21,389        16,424        Close12/30      21,758

    1984      High       1/9         22,004        16,896         Low  7/24      19,968
               Low      7/24         18,549        13,980        High  11/6      23,277
             Close     12/31         22,620        16,759        Close12/31      23,111

    1985       Low       5/1         22,881        16,819         Low   1/4      22,619
              High     12/16         29,735        21,355        High 12/16      30,243
             Close     12/31         29,448        21,148        Close12/31      30,424

    1986       Low      2/14         31,766        22,813         Low  1/22      29,302
              High       9/4         36,751        25,757        High  12/2      37,531
             Close     12/31         35,941        25,151        Close12/31      36,088

    1987      High      8/25         34,478        34,478        High  8/25      50,924
               Low      12/4         23,002        23,002         Low  12/4      34,094
             Close     12/31         37,295        25,463        Close12/31      37,957

    1988       Low      1/20         36,464        24,895         Low  1/20      37,273
              High       7/2         43,076        28,988        High 10/21      44,765
             Close     12/30         43,246        28,561        Close12/30      44,219

    1989       Low       1/3         43,068        28,443         Low   1/3      43,835
              High      10/9         58,786        38,138        High  10/9      58,765
             Close     12/29         55,597        35,438        Close12/29      58,187

    1990      High       6/4         60,265        37,947        High  7/16      61,791
               Low     10/11         46,988        29,390         Low 10/11      49,968
             Close     12/31         52,130        32,180        Close12/31      56,375

    1991       Low       1/9         50,201        30,989         Low   1/9      53,177
              High     12/31         67,947        40,940        High 12/31      73,476
             Close     12/31         67,947        40,940        Close12/31      73,476

    1992       Low       4/8         66,472        39,828         Low   4/8      69,998
              High     11/12         72,487        42,938        High 12/18      79,524
             Close     12/31         74,871        44,059        Close12/31      79,067

    1993       Low       1/8         74,615        43,908         Low   1/8      77,858
              High      11/2         88,379        51,169        High 12/28      87,260
             Close     12/31         88,466        50,884        Close12/31      87,000

    1994      High       2/2         91,634        52,706         Low   2/2      89,900
               Low      12/8         86,773        48,708        High   4/4      82,442
             Close     12/30         89,641        50,319        Close12/30      88,181

    1995       Low       1/3         89,539        50,261         Low   1/3      88,150
              High     11/29        119,497        66,056        High 12/13     121,633
             Close     12/29        120,306        66,210        Close12/29     121,201

    1996       Low      1/10        117,715        64,784         Low  1/10     117,767
              High     11/26        145,601        79,119        High 11/25     151,457
             Close     12/31        144,351        78,143        Close12/31     148,956

    1997       Low      4/11        144,443        77,891         Low   1/2     148,206
              High      10/7        189,427       101,423        High  12/5     200,499
             Close     12/31        182,855        97,513        Close12/31     198,582

    1998      High      7/17        212,583       112,606         Low   1/9     189,836
               Low      10/8        173,533        91,600        High 12/29     256,994
             Close     12/31        213,421       112,292        Close12/31     255,218

    1999       Low    14-Jan        211,059       111,050         Low  1/14     251,680
              High    10-Dec        258,553       134,742        High 12/31     308,848
             Close    31-Dec        265,881       138,151        Close12/31     308,848



                                                                                Lipper
                               Fundamental   Fundamental                     Multi-Cap
                                 Investors     Investors                   Value Funds
                            with dividends not including                    Index with
                               reinvested      dividends                     dividends
                                 /1//2//3/        /2//5/                    reinvested
Initial Investment  07/31/78         $9,425        $9,425                       $10,000
    1978      High      9/11         10,000         9,919        High  8/31      10,482
               Low     11/14          8,667         8,596         Low 10/31       8,964
             Close     12/29          9,155         8,947        Close12/29       9,503

    1979       Low      2/27          9,086         8,880         Low  2/28       9,655
              High      10/5         10,823        10,310        High 12/31      12,179
             Close     12/31         10,556         9,892        Close12/31      12,179

    1980       Low      4/21          9,625         8,907         Low  3/31      11,460
              High     11/20         13,131        11,876        High 11/30      17,210
             Close     12/31         12,807        11,390        Close12/31      16,418

    1981      High      4/27         13,986        12,308        High  5/31      16,827
               Low      9/25         11,906        10,243         Low  9/30      14,738
             Close     12/31         12,954        10,688        Close12/31      15,873

    1982       Low      1/22         10,593         8,947         Low  7/31      15,038
              High      12/7         17,346        13,833        High 12/31      19,943
             Close     12/31         16,957        13,522        Close12/31      19,943

    1983       Low       1/3         16,636        13,266         Low  1/31      20,541
              High     10/10         21,599        16,721        High  6/30      25,073
             Close     12/30         21,389        16,424        Close12/30      24,570

    1984      High       1/9         22,004        16,896         Low  5/31      22,916
               Low      7/24         18,549        13,980        High 6*31       25,441
             Close     12/31         22,620        16,759        Close12/31      25,441

    1985       Low       5/1         22,881        16,819         Low  1/31      17,107
              High     12/16         29,735        21,355        High 12/31      31,853
             Close     12/31         29,448        21,148        Close12/31      31,853

    1986       Low      2/14         31,766        22,813         Low  1/31      22,383
              High       9/4         36,751        25,757        High  3/30      38,348
             Close     12/31         35,941        25,151        Close12/31      36,847

    1987      High      8/25         34,478        34,478        High  8/31      48,805
               Low      12/4         23,002        23,002         Low 11/30      36,634
             Close     12/31         37,295        25,463        Close12/31      39,077

    1988       Low      1/20         36,464        24,895         Low  1/31      40,742
              High       7/2         43,076        28,988        High 12/30      46,157
             Close     12/30         43,246        28,561        Close12/30      46,157

    1989       Low       1/3         43,068        28,443         Low  2/28      48,445
              High      10/9         58,786        38,138        High  8/31      57,692
             Close     12/29         55,597        35,438        Close29/5       55,951

    1990      High       6/4         60,265        37,947        High  5/31      56,248
               Low     10/11         46,988        29,390         Low 10/31      48,012
             Close     12/31         52,130        32,180        Close12/31      52,178

    1991       Low       1/9         50,201        30,989         Low  1/31      54,419
              High     12/31         67,947        40,940        High 12/31      66,222
             Close     12/31         67,947        40,940        Close12/31      66,222

    1992       Low       4/8         66,472        39,828         Low  1/31      66,357
              High     11/12         72,487        42,938        High 12/31      73,682
             Close     12/31         74,871        44,059        Close12/31      73,682

    1993       Low       1/8         74,615        43,908         Low  1/31      74,957
              High      11/2         88,379        51,169        High 12/31      83,799
             Close     12/31         88,466        50,884        Close12/31      83,799

    1994      High       2/2         91,634        52,706         Low  3/31      81,489
               Low      12/8         86,773        48,708        High  8/31      87,466
             Close     12/30         89,641        50,319        Close12/30      83,890

    1995       Low       1/3         89,539        50,261         Low  1/31      85,186
              High     11/29        119,497        66,056        High 12/31     109,805
             Close     12/29        120,306        66,210        Close12/29     109,805

    1996       Low      1/10        117,715        64,784         Low  1/31     113,277
              High     11/26        145,601        79,119        High 11/30     133,361
             Close     12/31        144,351        78,143        Close12/31     132,974

    1997       Low      4/11        144,443        77,891         Low  3/31     135,217
              High      10/7        189,427       101,423        High 12/31     168,757
             Close     12/31        182,855        97,513        Close12/31     168,757

    1998      High      7/17        212,583       112,606        High  4/30     189,102
               Low      10/8        173,533        91,600         Low  8/31     150,398
             Close     12/31        213,421       112,292        Close12/31     179,769

    1999       Low    14-Jan        211,059       111,050         Low  2/28     176,204
              High    10-Dec        258,553       134,742        High  6/30     202,462
             Close    31-Dec        265,881       138,151        Close12/31     190,445



                               Fundamental   Fundamental
                                 Investors     Investors                      Consumer
                            with dividends not including                   Price Index
                               reinvested      dividends                   (inflation)
                                       /1/           /1/                           /2/
Initial Investment  07/31/78         $9,425        $9,425                       $10,000
    1978      High      9/11         10,000         9,919         Low  7/31      10,000
               Low     11/14          8,667         8,596        High 12/29      10,304
             Close     12/29          9,155         8,947        Close12/29      10,304

    1979       Low      2/27          9,086         8,880         Low  1/31      10,396
              High      10/5         10,823        10,310        High 12/31      11,674
             Close     12/31         10,556         9,892        Close12/31      11,674

    1980       Low      4/21          9,625         8,907         Low  1/31      11,842
              High     11/20         13,131        11,876        High 12/31      13,135
             Close     12/31         12,807        11,390        Close12/31      13,135

    1981      High      4/27         13,986        12,308         Low  1/31      13,242
               Low      9/25         11,906        10,243        High 12/31      14,307
             Close     12/31         12,954        10,688        Close12/31      14,307

    1982       Low      1/22         10,593         8,947         Low  1/31      14,353
              High      12/7         17,346        13,833        High 10/31      14,947
             Close     12/31         16,957        13,522        Close12/31      14,855

    1983       Low       1/3         16,636        13,266         Low  1/31      14,886
              High     10/10         21,599        16,721        High 12/30      15,419
             Close     12/30         21,389        16,424        Close12/30      15,419

    1984      High       1/9         22,004        16,896         Low  1/31      15,510
               Low      7/24         18,549        13,980        High 10/31      16,027
             Close     12/31         22,620        16,759        Close12/31      16,027

    1985       Low       5/1         22,881        16,819         Low  1/31      16,058
              High     12/16         29,735        21,355        High 12/31      16,636
             Close     12/31         29,448        21,148        Close12/31      16,636

    1986       Low      2/14         31,766        22,813         Low  4/30      16,530
              High       9/4         36,751        25,757        High 12/31      16,819
             Close     12/31         35,941        25,151        Close12/31      16,819

    1987      High      8/25         34,478        34,478         Low  1/31      16,925
               Low      12/4         23,002        23,002        High 11/30      17,565
             Close     12/31         37,295        25,463        Close12/31      17,565

    1988       Low      1/20         36,464        24,895         Low  1/31      17,610
              High       7/2         43,076        28,988        High 12/30      18,341
             Close     12/30         43,246        28,561        Close12/30      18,341

    1989       Low       1/3         43,068        28,443         Low  1/31      18,432
              High      10/9         58,786        38,138        High 12/29      19,193
             Close     12/29         55,597        35,438        Close12/29      19,193

    1990      High       6/4         60,265        37,947         Low  1/31      19,391
               Low     10/11         46,988        29,390        High 11/30      20,365
             Close     12/31         52,130        32,180        Close12/31      20,365

    1991       Low       1/9         50,201        30,989         Low  1/31      20,487
              High     12/31         67,947        40,940        High 12/31      20,989
             Close     12/31         67,947        40,940        Close12/31      20,989

    1992       Low       4/8         66,472        39,828         Low  1/31      21,020
              High     11/12         72,487        42,938        High 11/30      21,613
             Close     12/31         74,871        44,059        Close12/31      21,598

    1993       Low       1/8         74,615        43,908         Low  1/31      21,705
              High      11/2         88,379        51,169        High 11/30      22,192
             Close     12/31         88,466        50,884        Close12/31      22,192

    1994      High       2/2         91,634        52,706         Low  1/31      22,253
               Low      12/8         86,773        48,708        High 11/30      22,785
             Close     12/30         89,641        50,319        Close12/30      22,785

    1995       Low       1/3         89,539        50,261         Low  1/31      22,877
              High     11/29        119,497        66,056        High 10/31      23,394
             Close     12/29        120,306        66,210        Close12/29      23,364

    1996       Low      1/10        117,715        64,784         Low  1/31      23,501
              High     11/26        145,601        79,119        High 11/30      24,140
             Close     12/31        144,351        78,143        Close12/31      24,140

    1997       Low      4/11        144,443        77,891         Low  1/31      24,216
              High      10/7        189,427       101,423        High 10/31      24,597
             Close     12/31        182,855        97,513        Close12/31      24,551

    1998      High      7/17        212,583       112,606         Low   6/1      24,216
               Low      10/8        173,533        91,600        High 10/31      24,597
             Close     12/31        213,421       112,292        Close12/31      24,551

    1999       Low    14-Jan        211,059       111,050         Low  1/31      25,008
              High    10-Dec        258,553       134,742        High 11/30      25,616
             Close    31-Dec        265,881       138,151        Close12/31      25,616



Year        CAPITAL                   TOTAL
Ended       VALUE        Value at     VALUE         Value at
December    Dividends    Year-End     Dividends     Year-End      Total
31          in Cash      /2/          Reinvested    /2/           Return
1978/7/     $216         $8,947       $217          $9,155        -8.4%
1979        405          9,892        421           10,556        15.3
1980        552          11,390       603           12,807        21.3
1981        579          10,688       665           12,654        -1.2
1982        634          13,522       769           16,957        34.0
1983        594          16,424       755           21,389        26.1
1984        555          16,759       734           22,620        5.8
1985        581          21,148       795           29,448        30.2
1986        636          25,151       894           35,941        22.0
1987        717          25,463       1,034         37,295        3.8
1988        895          28,561       1,328         43,246        16.0
1989        1,225        35,438       1,877         55,597        28.6
1990        1,059        32,180       1,678         52,130        -6.2
1991        903          40,940       1,477         67,947        30.3
1992        989          44,059       1,655         74,871        10.2
1993        1,083        50,884       1,857         88,466        18.2
1994        1,238        50,319       2,171         89,641        1.3
1995        1,161        66,210       2,082         120,306       34.2
1996        1,197        78,143       2,188         144,351       20.0
1997        1,351        97,513       2,511         182,855       26.7
1998        1,427        112,292      2,690         213,421       16.7

AVERAGE
ANNUAL
COMPOUND
RATE OF
RETURN FOR
21-1/2 YEARS
16.6%/1/
[End Sidebar]

MAKING A LONG-TERM COMMITMENT

INVESTORS' FUNDAMENTALS

[Begin Sidebar]
CAUTION

PERSISTENCE

PATIENCE

TRUST
[End Sidebar]

Long bull markets like the one we've experienced over the past decade can make investing look easy and full of short-term rewards. History reminds us, however, that staying focused on long-term goals and paying some heed to risk generally are keys to success over longer periods.

Some of the most important decisions in our lives revolve around the long-term commitments we make - friendships, a marriage, a career. And investing. Often we're cautious as we begin. If it feels right, we stick with it and persevere. It may be frustrating but patience can have its rewards. Ultimately, no long-term commitment feels right until there's trust.

Many investors who have had a long relationship with Fundamental Investors have gone through a similar pattern of caution, then persistence in their investments, patience and - ultimately - trust.

BE CAUTIOUS - For most of the last two decades since Capital Research and Management Company took responsibility for Fundamental Investors, it may have been difficult for cautious investors to make a commitment to investing while watching the ever-rising indexes. We wouldn't have been surprised to hear someone say, "The market is way too high. This isn't a good time to get started. I'd better wait." Who could have known that this unusual bull market would have lasted this long?

It may sound cautious to try to time your entry into the market at just the right moment, but the reality is that it's not possible. No one can actually pick the best day to invest year after year - not even the professionals. More significantly, over the long term, timing makes little difference. The biggest mistake investors make in the name of caution is staying out of the market and missing out on potential long-term gains.

As you'll see in the sidebar on the right - Time, Not Timing - over the life of Fundamental Investors, there wouldn't have been a big difference in long-term results between investing on the very best day or the worst day of the year. Over the long haul, what mattered most was not when you invested but that you did invest.

TIME, NOT TIMING

Let's say you had special powers and, for 21 years (every full year since we began managing the fund), you were able to pick the best day to invest in Fundamental Investors - the day the fund was at its lowest price. If you had invested $10,000 on each of those days, your total investment of $210,000 would have been worth $2.1 million by the end of 1999. That would have been an 18.4% average annual total return.

But let's say you didn't have that kind of luck. What if you had chosen the absolute worst day of the year to invest in the fund, year after year - the day the fund's price was at its highest? You may have felt like a failure, but your investment actually would have been quite successful. Even by investing your $210,000 on the worst days each year, your balance would have grown to $1.6 million after 21 years and produced a 17.0% average annual total return.

Sometimes in the name of caution, investors focus on the importance of timing their investment. Whether you had invested on the best or worst day of the year in Fundamental Investors over the past 21 years, the rewards would have been significant. Though it could have appeared cautious to stay on the sidelines, the prudent move would have been for investors to get into the fund early to get time, not timing, on their side.

FROM 1979 - 1999,
IF YOU HAD INVESTED ON:
THE BEST DAY OF THE YEAR
(lowest daily fund price)

Annual Investment:   $10,000
Total Invested       $210,000
Ending Value        $2.1 million
Average Annual
Total Return:       18.4%

THE WORST DAY OF THE YEAR
(highest daily fund price)

Annual Investment:  $10,000
Total Invested      $210,000
Ending Value        $1.6 million
Average Annual
Total Return:       17.0%

What mattered most was not when you invested but that you did invest.

This example is hypothetical and your experience may be different. Also keep in mind that the past is not an indicator of future results. These examples assume a $10,000 annual investment in the fund for each full calendar year since Capital Research and Management Company took responsibility as Fundamental Investors' investment adviser. The example reflects results at net asset value, with all dividends and capital gains reinvested. A strategy of regular investing like the one depicted here and on the next page only works if you continue to invest regularly, even when share prices are down, and it doesn't guarantee a profit or protect against a loss.

[Begin Sidebar]
[photo: Sumi Iwasaki]
History reminds us that staying focused on long-term goals and paying some heed to risk generally are keys to success over longer periods.
[End Sidebar]

[Begin Sidebar]
PERSISTENCE COUNTS

Sticking to a long-term investment commitment such as saving for retirement is a key to achieving your goal, even if you invest small amounts. Say you began an IRA investing program 18 years ago when IRA legislation was first liberalized and stuck to the plan, investing $2,000 every year. Though this is just a hypothetical example and the past may not repeat itself, you can see the potential for small amounts to add up.

STICKING TO THE PROGRAM

$2,000 invested in Fundamental Investors on January 1, every year, 1982-1999 would have grown to $241,301 by the end of 1999.
[Begin Line Chart]

Year Ending 12/31          $2,000 Annual         Growth of Investment
                           IRA Investment
1,981                      2,000                 2,000
1,982                      2,000                 4,680
1,983                      2,000                 7,903
1,984                      2,000                 10,358
1,985                      2,000                 15,485
1,986                      2,000                 20,899
1,987                      2,000                 23,687
1,988                      2,000                 29,466
1,989                      2,000                 39,881
1,990                      2,000                 39,395
1,991                      2,000                 53,347
1,992                      2,000                 60,784
1,993                      2,000                 73,821
1,994                      2,000                 76,801
1,995                      2,000                 105,074
1,996                      2,000                 128,075
1,997                      2,000                 164,237
1,998                      2,000                 193,690
1,999                      2,000                 241,301

[End Chart]
Growth of Investment
Results are at net asset value and include reinvestment of dividends and capital gains.
[End Sidebar]


INVESTORS' FUNDAMENTALS

BE PERSISTENT - No long-term commitment works if you don't keep it. That's especially important for those with a long-term investment goal such as retirement. More than 250,000 shareholders use Fundamental Investors for their Individual Retirement Accounts (IRAs), not to mention thousands who use the fund in their corporate retirement plans. The fund's long-term style of management meshes well with the long-term goal of retirement. Persistence counts when saving for retirement. Keeping up a regular investment program is essential to meeting your goals.

The average shareholder in Fundamental Investors stays with the fund several times longer than the industry average, as tracked by the Investment Company Institute. Call it persistence. Call it discipline. It makes a difference. For a concrete example, see the sidebar to the left entitled Persistence Counts.

BE PATIENT - Instant gratification is the name of the game for day-traders and those who are hoping to get rich quick. The best philosophy for investors in Fundamental Investors is: patience is a virtue. We try to prove that to you in each annual report's mountain chart by showing you how a $10,000 investment has grown over the long term - the life of the fund. An initial $10,000 investment made in August 1978 with dividends and capital gains taken in cash would have grown to $138,151 by the end of 1999. Patience works even more in an investor's favor if dividends and capital gains are reinvested instead of taking them as cash. This approach would have grown that $10,000 investment (after the maximum sales charge) to $265,881.

BE TRUSTING - To stick with something over a long time requires caution, persistence and patience. But trust is essential to maintain those fundamentals. The following elements have helped investors develop trust in Fundamental Investors over the years:

[Begin Sidebar]
THE FUND'S MULTIPLE PORTFOLIO COUNSELOR SYSTEM
[Begin Pie Chart]
Jim Drasdo - responsible for managing 25% of portfolio
Dina Perry - responsible for managing 25% of portfolio
Gordon Crawford - responsible for managing 25% of portfolio
Research Analysts - responsible for managing remaining 25% of portfolio [End Chart]
[End Sidebar]

STABILITY OF MANAGEMENT - We utilize a unique system of investment management called the multiple portfolio counselor system. Within Fundamental Investors, three portfolio counselors each take responsibility for separately managing a portion of the fund in a way that they believe best meets its objectives. A fourth segment is managed by our research analysts. This system provides continuity in case one person leaves the fund, as well as providing greater stability due to a diversified management perspective within the fund's overall portfolio. Further stability comes from the long tenure of the fund's investment professionals. The portfolio counselors have been in the industry an average of 26 years and with the fund an average of 19. The analysts on the fund have been with us an average of eight years.

BALANCE - Each portfolio counselor has a different expertise and point of view. The combination of perspectives in such diverse fields as entertainment, media, technology, energy and cyclicals provides a comforting balance. Members of our research team give us insight into the full range of investment possibilities.

COMMITTED FINANCIAL ADVISERS - The financial advisers who recommend Fundamental Investors to their clients have earned our trust over the years. By understanding the nature of the fund, they bring our story to the right investors whose goals, investment objectives and time frames match ours.

LONG-TERM APPROACH - We have a realistic attitude toward our long-term investment commitment. We anticipate that from time to time setbacks will occur. If we're right in our long-term assessment of the companies whose shares we purchase for the fund, these market setbacks can present buying opportunities. If we incorporate the right fundamental evaluation in our search to help you meet your financial goals, in the long run we should both be satisfied.

[Begin Caption]
[photos: Tony Alonso and Sumi Iwasaki]
We spoke to two of your fellow shareholders to see how their fundamental values led them to their long-term commitment to Fundamental Investors. Join us on the next several pages as we chat with them.
[End Caption]

"I'M INTERESTED IN THE LONG TERM."

DR. TONY ALONSO
[photos: Tony Alonso]
When you meet Tony Alonso and hear him reminisce about his boyhood in Puerto Rico, you can just imagine him sitting next to his father at a New York Yankees' spring training game (then in Puerto Rico) and soaking in the wisdom that would guide him through his life. The Tampa-based physician admiringly recalls how his Spanish-speaking father and American-born mother created a loving household and set the stage for their sons to become successful, well-rounded adults.

Today, Tony has his own ear, nose and throat practice, teaches at the University of Florida, serves as a spring training doctor for the Yankees and, with his wife, Irma, has raised two bright, family-oriented college-age children. Along the way, he managed to begin and sustain a disciplined investment program for himself and his family.

Though certainly it was his father's overall example in his own medical career and the emphasis on tradition and family that helped shape Tony's life, there were specific decisions that made a big difference. "Only English was spoken at home," says Tony. "My parents assumed we would learn Spanish at school and with our friends." That bilingual ability and an insistence on serious study time went far toward earning Tony the opportunity to excel at Amherst College and Yale Medical School when his father steered him to the "states" for his education. Watching his father manage the family's money guided Tony toward his own approach to spending and investing.

[Begin Pull Quote]
"My father believed in the value of hard work, living within a budget, buying quality blue chip stocks and holding on to them."
[End Pull Quote]

"My father believed in the value of hard work, living within a budget, buying quality blue chip stocks and holding on to them," says Tony. "It was a strategy that bore fruit and continues to support my 89-year-old mother today. I learned a lot about handling money just from observing him," continues Tony. "An overriding message was: handle money carefully, don't be ostentatious. Live comfortably if you can, but protect yourself for a rainy day."

[Begin Pull Quote]
"An overriding message was: handle money carefully, don't be ostentatious. Live comfortably if you can, but protect yourself for a rainy day."
[End Pull Quote]

[Begin Sidebar]
CAUTION

PERSISTENCE

PATIENCE

TRUST
[End Sidebar]

Tony and Irma (also a child of a Puerto Rican physician) began looking for a financial adviser who had the same prudent, long-term philosophy they had. "I think it's best to know what you don't know so that you can avail yourself of the best possible advice," says Tony. His relationship with his financial adviser started off on the right foot with the two sharing a mutual understanding of the importance of a long-term time horizon. "A shared philosophy and trust were established between us early on and remains after many years," says Tony. When his adviser suggested Fundamental Investors for Tony's medical practice's retirement plan, he trusted the recommendation and felt it was a natural for the portfolio.

[Begin Pull Quote]
Tony's relationship with his financial adviser started off on the right foot with the two sharing a mutual understanding of the importance of a long-term time horizon.
[End Pull Quote]

"I'm not interested in superstars," says Tony. "I'm attracted to a fund that's managed by a group of carefully selected, highly talented people who quietly keep doing their job. I rely on them. As a professional, as a practicing physician, I don't have the time or the knowledge to play the market or to make day-to-day decisions. I count on the fund's managers to keep doing what they've been doing for me: reasonable turnover, low expenses and attention to what's important."

To Tony, a long-term approach is paramount. "Sure the fund has done very well short term, but I'm more interested in the long term. I don't look at one year. I'm interested in 20 years. My father taught me the value of putting money away over time. I developed the habit of saving - putting money away with the knowledge that you don't need to get rich overnight."

[Begin Pull Quote]
"I developed the habit of saving - putting money away with the knowledge that you don't need to get rich overnight. It takes time for things to play themselves out."
[End Pull Quote]

"It takes time for things to play themselves out," says Tony, who now watches Yankees' games with his own son. "I get a special perspective in seeing some of the young Yankees players in my role as a team doctor. You see them with their hopes and ambitions. Some will make it and some won't. You also see the older, more established players, too. It takes time for success to develop, but it's worth the wait."


"IF IT'S LONG TERM, IT'LL WORK OUT."

SUMI IWASAKI
[photos: Sumi Iwasaki]

[Begin Pull Quote]
"I grew up understanding that money was earned, not something just given to you."
[End Pull Quote]

Money wasn't something that was talked about much during Sumi Iwasaki's girlhood. "Other kids would say something about allowances and I didn't really know what they were talking about. I grew up understanding that money was earned, not something just given to you."

The fundamental lessons of self-reliance and hard work were a natural outcome of an adolescence spent in a relocation camp in the deserts of Colorado with her Japanese-immigrant parents and her brothers. "It was a confusing time since my parents had always embraced America as their home. They had encouraged us to be part of the American mainstream - in language and culture." A positive and practical person, Sumi focuses on the good that came from that experience - an opportunity to attend Simpson College in Iowa as part of a program sponsored by the American Friends Society. "I knew how lucky I was to be getting that education," says Sumi. Years later, mirroring what was taught to her by her own parents, she passed along to her sons the value of education and hard work. "I liked sending them downtown with their father so they could see how hard he worked in his fruit stand and grocery store and what it took to support this family." When her husband was alive, the number one goal was to get the children to college. "We focused on making sure they grew up well, were healthy, got an education and learned to work. Once they had their education, it was up to them," says Sumi.

During these years Sumi took occasional classes and eventually earned teaching credentials from UCLA. "Sometimes you do things and you just don't know why," says Sumi. If it hadn't been for her earlier education and her teaching credentials, she would not have been able to find a job to support herself when her husband passed away. She spent most of her early years focused on the home. "For a long time I was a homemaker who taught school. Eventually, I became a schoolteacher who was a homemaker. I think my husband would have been very proud of me."

It was more education that brought Sumi to her financial adviser. She signed up for a series of lectures on personal finance. "My husband and I hadn't talked much about money when he was alive," says Sumi. "When he died unexpectedly at 57 years old, I had no contingency plans and really didn't know what to do." Sumi taped all of the finance lectures and listened to them again when she went home at night. She asked the teacher, a professional investment adviser, to begin advising her on her own finances and soon formed a trusting relationship with him.

[Begin Sidebar]
CAUTION

PERSISTENCE

PATIENCE

TRUST
[End Sidebar]

[Begin Pull Quote]
She asked the teacher, a professional investment adviser, to begin advising her on her own finances and soon formed a trusting relationship with him.
[End Pull Quote]

[Begin Pull Quote]
Her adviser understood her trepidation and took the time to educate her and develop a cautious, long-term strategy.
[End Pull Quote]

[Begin Pull Quote]
"It just gives me peace of mind to know that it's there. I'm patient, I let it grow. If it's long term, it'll work out."
[End Pull Quote]

Due to her lack of investment experience, Sumi started out slowly, gradually investing regular amounts in Fundamental Investors. "I didn't have the confidence or the knowledge to just jump in," says Sumi. Her adviser understood her trepidation and took the time to educate her and develop a cautious, long-term strategy.

"I've always lived simply," says Sumi. "The relocation camp, the necessity to work hard to get through college and raising a family instilled in me the ability to make money go far and to live with minimal needs." As a result, Sumi disciplined herself to live off her salary when she was working and, now that she has retired, a combination of Social Security and her teacher's pension. Since she hasn't relied on her investments for daily budget needs, she has had the advantage of long-term growth.

Sumi primarily uses her Fundamental Investors assets for her true joy - travel. "I may have been very traditional at one point, but I've become very independent and nontraditional. Working gives you confidence and security. My investments have given me the opportunity to learn about the world." Always practical and looking for the most efficient way to travel, she joins tours to Europe, Africa, to such South American destinations as Brazil, Argentina, Chile, Peru and, of course, to Asia - 70 countries in all.

"Because I don't rely on this money to live, I don't worry about it," says Sumi. "I don't even check on it very much. Sure, I hate to see those downward arrows on CNN, but I don't pick up the phone to make a call to my adviser because we've had many discussions about the importance of a long-term perspective."

"It just gives me peace of mind to know that it's there. I'm patient, I let it grow. If it's long term, it'll work out," says Sumi. "And I've got longevity on my side. My mother lived until 94 and my grandmother until 104!"


WHAT MAKES THE AMERICAN FUNDS DIFFERENT?
[photos: American flag, globe, magnifying glass, map]

AMERICAN FUNDS

As a shareholder in Fundamental Investors, you are also a member of The American Funds Group,(r) the nation's third-largest mutual fund family. You won't find us advertised, yet thousands of financial advisers recommend the American Funds for their clients' serious money - money set aside for education, a home, retirement and other important dreams.

What the 29 funds in our group have in common is a commitment to your best interests and the proven approach of our investment adviser, Capital Research and Management Company. In business since 1931, Capital's calling cards include:

A LONG-TERM, VALUE-ORIENTED APPROACH: Rather than follow short-term fads, we rely on our own intensive research to find well-managed companies with reasonably priced shares and solid, long-term potential. Despite our size, we offer relatively few funds compared with many large fund families, allowing us to maintain a careful focus on our objectives and enabling you to benefit from economies of scale.

A GLOBAL PERSPECTIVE: We opened our first overseas office in 1962, well before most mutual funds began investing internationally. Today, the American Funds draw on one of the industry's most globally integrated research networks. We spend substantial resources getting to know companies and industries around the world.

A MULTIPLE PORTFOLIO COUNSELOR SYSTEM: More than 40 years ago, we developed a unique strategy for managing investments that blends teamwork with individual accountability. Every American Fund is divided among a number of portfolio counselors, each of whom manages his or her portion independently, within each fund's objectives; in most cases, research analysts manage a portion as well. Over time, this method has contributed to consistency of results and continuity of management.

EXPERIENCED INVESTMENT PROFESSIONALS: More than 75% of the portfolio counselors who serve the American Funds were in the investment business before the sharp stock market decline in October 1987. Long tenure and experience through a variety of market conditions mean we aren't "practicing" with your money.

A COMMITMENT TO LOW OPERATING EXPENSES: You can't control market returns, but you can control what you invest in and how much you pay to own it. American Funds provide exceptional value for shareholders, with exceptionally low operating expenses. Our portfolio turnover rates are low as well, keeping transaction costs and tax consequences contained.

A PORTFOLIO FOR EVERY INVESTOR

Most financial advisers suggest that investors balance their portfolios by investing across several types of investments. Which mix is right for you? That depends on a number of things - including your risk tolerance, investment time horizon and financial goals. The American Funds Group offers 29 funds with an array of investment objectives to help you and your financial adviser build a portfolio specifically tailored to your needs.


GROWTH FUNDS - Emphasis on long-term growth through stocks

AMCAP Fund(r)
EuroPacific Growth Fund(r)
The Growth Fund of America(r)
The New Economy Fund(r)
New Perspective Fund(r)
New World Fund(SM)
SMALLCAP World Fund(r)


GROWTH-AND-INCOME FUNDS - Emphasis on long-term growth and dividends through stocks

American Mutual Fund(r)
Capital World Growth and Income Fund(SM)
Fundamental Investors(SM)
The Investment Company of America(r)
Washington Mutual Investors Fund(SM)


EQUITY-INCOME FUNDS - Emphasis on above-average income and growth through stocks and/or bonds

Capital Income Builder(r)
The Income Fund of America(r)


BALANCED FUND - Emphasis on long-term growth and current income through stocks and bonds

American Balanced Fund(r)


INCOME FUNDS - Emphasis on current income through bonds

American High-Income Trust(SM)
The Bond Fund of America(SM)
Capital World Bond Fund(r)
Intermediate Bond Fund of America(r)
U.S. Government Securities Fund(SM)


TAX-EXEMPT INCOME FUNDS - Emphasis on tax-free current income through municipal bonds

American High-Income Municipal Bond Fund(r)
Limited Term Tax-Exempt Bond Fund of America(SM)
The Tax-Exempt Bond Fund of America(r)


TAX-EXEMPT INCOME FUNDS - State-specific tax-exempt funds

The Tax-Exempt Fund of California(r)
The Tax-Exempt Fund of Maryland(r)
The Tax-Exempt Fund of Virginia(r)


MONEY MARKET FUNDS - Seek stable monthly income through money market instruments

The Cash Management Trust of America(r)
The Tax-Exempt Money Fund of America(SM)
The U.S. Treasury Money Fund of America(SM)

We also offer a full line of retirement plans and variable annuities.

For more complete information about any of the funds, including charges and expenses, please obtain a prospectus from your financial adviser, download one from our Web site at www.americanfunds.com, or phone the fund's transfer agent, American Funds Service Company, at 800/421-0180. Please read the prospectus carefully before you invest or send money. For more information, ask your financial adviser for a copy of A Portfolio for Every Investor.

Fundamental Investors, Inc.
Investment Portfolio, December 31, 1999
                                                            Percent of Percent
LARGEST EQUITY HOLDINGS                                     Net Asset  Change/1/
As of 12/31/1999

Texas Instruments                                               3.46%  +126.4
Dow Chemical                                                     2.39   +46.9
Aloca                                                            2.33  +122.6
Time Warner                                                      2.29   +16.7
News Corp.                                                       1.97   +40.2
Corning                                                          1.94  +186.5
Viacom                                                           1.90   +63.8
AstraZeneca                                                      1.74    -6.2/2/
Seagram                                                          1.67   +18.3
Ericsson                                                         1.42  +174.4


/1/ Reflects change in market price for the
 for the year ended 12/31/99. (Excludes dividends)
/2/ Not held for entire period; reflects change from
6/23/99-12/31/99.
                                                            Percent of
Largest Industry Holdings                                   Net Assets

Broadcasting & Publishing                                      12.40%
Electronic Components                                            8.12
Energy Sources                                                   6.82
Health & Personal Care                                           6.66
Data Processing & Reproduction                                   6.55


                                                            Shares or   Market Percent
Equity Securitites                                          Principal    Value Of Net
                                                              Amount      (000)Assets

BROADCASTING & PUBLISHING  -  12.40%
Time Warner Inc.                                            5,254,800 $380,645  2.29%
News Corp. Ltd., preferred (ADR) (Australia)                6,200,000    207,313
News Corp. Ltd. (ADR)                                       3,150,000    120,48  1.97
Viacom Inc., Class B (1)                                    2,860,000    172,851
Viacom Inc., Class A (1)                                    2,351,200    142,10  1.90
CBS Corp. (1)                                               3,100,000    198,20  1.19
Tribune Co.                                                 3,482,200    191,73  1.16
Dow Jones & Co., Inc.                                       2,415,200    164,23   .99
A. H. Belo Corp., Class A                                   4,935,000     94,07   .57
Comcast Corp., Class A, special stock                       1,821,568     92,10   .55
Fox Entertainment Group, Inc., Class A (1)                  3,650,000     91,02   .55
New York Times Co., Class A                                 1,000,000     49,12   .30
AT&T Corp. Liberty Media Group, Class A (1)                   800,001     45,40   .27
Gannett Co., Inc.                                             500,000     40,78   .25
Knight-Ridder, Inc.                                           625,000     37,18   .22
E.W. Scripps Co., Class A                                     700,000     31,36   .19

ELECTRONIC COMPONENTS  -  8.12%
Texas Instruments Inc.                                      5,936,512    575,10  3.46
Corning Inc.                                                2,500,000    322,34  1.94
Motorola, Inc.                                              1,213,700    178,71  1.08
SCI Systems, Inc. (1)                                       1,700,000    139,71   .84
Intel Corp.                                                 1,600,000    131,70   .80

ENERGY SOURCES  -  6.82%
Texaco Inc.                                                 3,450,000    187,37  1.13
Suncor Energy Inc. (Canada)                                 4,390,000    183,37  1.11
Unocal Corp.                                                4,200,000    140,963
Unocal Capital Trust $3.125 convertible preferred             450,000     22,05   .98
Phillips Petroleum Co.                                      3,050,000    143,35   .86
Conoco Inc., Class A                                        4,400,000    108,90   .66
Murphy Oil Corp.                                            1,829,000    104,93   .63
USX-Marathon Group                                          3,000,000     74,06   .45
Shell Canada Ltd., Class A (Canada)                         2,990,500     60,59   .36
Royal Dutch Petroleum Co. (New York Registered)               500,000     30,219
 (Netherlands)
"Shell" Transport and Trading Co., PLC                        450,000     22,16   .31
(New York Registered) (United  Kingdom)
Imperial Oil Ltd. (Canada)                                  1,161,900     25,12   .15
Sunoco, Inc.                                                1,000,000     23,50   .14
Pogo Trust I, Series A, 6.50% convertible                     130,000      6,40   .04
preferred 2029

HEALTH & PERSONAL CARE  -  6.66%
AstraZeneca  PLC (ADR) (United Kingdom)                     3,256,266    135,949
AstraZeneca PLC                                             3,650,000    152,93  1.74
Pfizer Inc                                                  5,900,000    191,38  1.15
Pharmacia & Upjohn, Inc.                                    3,930,000    176,85  1.07
Gillette Co.                                                3,100,000    127,68   .77
Becton, Dickinson and Co.                                   2,200,000     58,85   .35
Kimberly-Clark Corp.                                          800,000     52,20   .31
Warner-Lambert Co.                                            600,000     49,16   .30
Elan Corp., PLC (ADR) (Ireland) (1)                         1,400,000     41,30   .25
Celera Genomics (1)                                           264,400     39,39   .24
Cardinal Health, Inc.                                         754,650     36,12   .22
Avon Products, Inc.                                           854,400     28,19   .17
Schering-Plough Corp.                                         360,000     15,18   .09

DATA PROCESSING & REPRODUCTION  -  6.55%
Computer Associates International, Inc.                     3,150,000    220,30  1.33
International Business Machines Corp.                       2,002,700    216,29  1.30
Microsoft Corp. (1)                                         1,690,000    197,30  1.19
Hewlett-Packard Co.                                         1,100,000    125,33   .76
Fujitsu Ltd. (Japan)                                        2,200,000    100,33   .60
Oracle Corp. (1)                                              725,000     81,24   .49
Compaq Computer Corp.                                       2,945,100     79,70   .48
Gateway, Inc. (1)                                             488,700     35,21   .21
Cisco Systems, Inc. (1)                                       300,000     32,13   .19

CHEMICALS  -  5.44%
Dow Chemical Co.                                            2,975,000    397,53  2.39
Monsanto Co.                                                5,846,700    208,289
Monsanto Co. 6.50% ACES convertible                           200,000      6,62  1.30
preferred 2001, Units
Imperial Chemical Industries PLC (ADR)                      3,500,000    148,96   .90
(United Kingdom)
Air Products and Chemicals, Inc.                            1,800,000     60,41   .36
Bayer AG (Germany)                                          1,130,000     53,42   .32
International Flavors & Fragrances Inc.                       581,800     21,96   .13
Witco Corp.                                                   462,100      6,18   .04

DIVERSIFIED TELECOMMUNICATION SERVICES  -  4.39%
U S WEST, Inc.                                              3,196,800    230,17  1.39
AT&T Corp.                                                  3,625,000    183,96  1.11
Sprint FON Group                                            2,643,700    177,95  1.07
Telefonos de Mexico, SA de CV, Class L (ADR)                  600,000     67,50   .41
(Mexico)
SBC Communications Inc.                                     1,000,000     48,75   .29
GTE Corp.                                                     200,000     14,11   .08
Bell Atlantic Financial Services, Inc. 4.25%                $5,000,00      6,15   .04
senior exchangeable notes, 2005 (2)

ELECTRICAL & ELECTRONICS  -  4.05%
Telefonaktiebolaget LM Ericsson, Class B (ADR)              3,600,000    236,47  1.42
(Sweden)
Siemens AG (Germany)                                        1,200,000    152,46   .92
Nortel Networks Corp. (Canada)                              1,226,880    123,91   .75
NEC Corp. (Japan)                                           4,925,000    117,36   .71
Toshiba Corp. (Japan)                                       5,525,000     42,17   .25

FOOD & HOUSEHOLD PRODUCTS  -  3.22%
Colgate-Palmolive Co.                                       3,300,000    214,50  1.29
Kellogg Co.                                                 2,200,000     67,78   .41
H.J. Heinz Co.                                              1,500,000     59,71   .36
Sara Lee Corp.                                              2,500,000     55,15   .33
Unilever NV (New York Registered) (Netherlands)             1,000,000     54,43   .33
Archer Daniels Midland Co.                                  3,570,000     43,50   .26
Dole Food Co., Inc.                                         1,000,000     16,25   .10
General Mills, Inc.                                           404,200     14,45   .09
Tupperware Corp.                                              500,000      8,46   .05

MERCHANDISING  -  3.11%
Limited Inc.                                                4,384,289    189,89  1.14
Ito-Yokado Co., Ltd. (Japan)                                  830,000     90,16   .54
Albertson's, Inc.                                           2,232,550     72,00   .44
May Department Stores Co.                                   2,200,000     70,95   .43
Lowe's Companies, Inc.                                      1,000,000     59,75   .36
Dillard's Inc., Class A                                     1,155,000     23,31   .14
J.C. Penney Co., Inc.                                         500,000      9,96   .06

BANKING  -  2.98%
Fuji Bank, Ltd. (Japan)                                     8,550,000     83,09   .50
First Union Corp.                                           2,331,600     76,50   .46
BANK ONE CORP.                                              2,000,000     64,12   .39
Sumitomo Bank, Ltd. (Japan)                                 4,600,000     62,98   .38
Wells Fargo & Co.                                           1,400,000     56,61   .34
Bank of America Corp.                                       1,000,000     50,18   .30
National City Corp.                                         1,500,000     35,53   .21
Washington Mutual, Inc.                                     1,200,000     31,20   .19
Dai-Ichi Kangyo Bank, Ltd. (Japan)                          2,000,000     18,69   .11
Fleet Boston Corp.                                            455,320     15,85   .10

METALS: NONFERROUS  -  2.72%
Alcoa Inc.                                                  4,650,000    385,95  2.33
Phelps Dodge Corp.                                            965,620     64,81   .39

INSURANCE  -  2.23%
Marsh & Mclennan Companies, Inc.                            1,300,000    124,39   .75
Chubb Corp.                                                 1,400,000     78,83   .47
Allstate Corp.                                              2,500,000     60,00   .36
20th Century Industries                                     3,000,000     57,93   .35
American International Group, Inc.                            212,500     22,97   .14
Royal & Sun Alliance Insurance Group PLC                    2,723,873     19,69   .12
(United Kingdom)
XL Capital Ltd., Class A                                      127,900      6,63   .04

FOREST PRODUCTS & PAPER  -  2.09%
International Paper Co.                                     2,313,720    130,58   .78
Weyerhaeuser Co.                                            1,225,000     87,97   .53
Bowater Inc.                                                  700,000     38,01   .23
Georgia-Pacific Corp., Georgia-Pacific Group                  500,000     25,375
Georgia-Pacific Corp., Timber Group                           150,000      3,69   .17
Chesapeake Corp.                                              859,100     26,20   .16
Willamette Industries, Inc.                                   420,300     19,51   .12
Fort James Corp.                                              600,000     16,42   .10

UTILITIES: ELECTRIC & GAS  -  2.02%
Constellation Energy Group, Inc.                            2,000,000     58,00   .35
Questar Corp.                                               3,000,000     45,00   .27
KeySpan Corp.                                               1,584,000     36,72   .22
DTE Energy Co.                                              1,050,000     32,94   .20
Williams Companies, Inc.                                    1,000,000     30,56   .18
Florida Progress Corp.                                        700,000     29,61   .18
Consolidated Natural Gas Co.                                  400,000     25,97   .16
Western Resources, Inc.                                     1,300,000     22,10   .13
Southern Co.                                                  482,400     11,33   .07
Duke Energy Corp.                                             205,200     10,28   .06
Coastal Corp., convertible preferred 6.625% 2049              400,000      9,32   .06
MDU Resources Group, Inc.                                     400,000      8,00   .05
TransCanada PipeLines Ltd.  (Canada)                          800,000      7,00   .04
Texas Utilities Co.                                           120,800      4,29   .03
Entergy Corp.                                                 150,000      3,86   .02

LEISURE & TOURISM  -  1.91%
Seagram Co. Ltd. (Canada)                                   6,175,000    277,48  1.67
McDonald's Corp.                                            1,000,000     40,31   .24

BUSINESS SERVICES  -  1.88%
Cendant Corp. (1)                                           2,700,000     71,719
Cendant Corp. 7.50% PRIDES convertible                      1,242,100     46,423
preferred 2049
Cendant Corp. 3.00% convertible debentures                  $7,900,00      7,94   .76
2002 (2)
FDX Corp. (1)                                               2,600,000    106,43   .64
Galileo International, Inc.                                   900,000     26,94   .16
United Parcel Service, Inc., Class B                          359,400     24,79   .15
Waste Management, Inc. 4.00% convertibile                   $11,000,0      9,35   .06
debentures 2002
Budget Group, Inc. 6.25% TIDES convertible                    300,000      9,15   .06
preferred 2005
Interpublic Group of Companies, Inc. 1.87%                  $8,168,00      9,05   .05
convertible debentures 2006 (2)
TRANSPORTATION: AIRLINES  -  1.77%
Delta Air Lines, Inc.                                       3,206,600    159,72   .96
AMR Corp. (1)                                               2,000,000    134,00   .81

RECREATION OTHER CONSUMER PRODUCTS  -  1.44%
EMI Group PLC (United Kingdom)                              13,699,50    132,78   .80
Eastman Kodak Co.                                           1,100,000     72,87   .44
American Greetings Corp., Class A                           1,000,000     23,62   .14
Hasbro, Inc.                                                  525,000     10,00   .06

MACHINERY & ENGINEERING  -  1.41%
Deere & Co.                                                 2,400,000    104,10   .63
Parker Hannifin Corp.                                       1,600,000     82,10   .50
Caterpillar Inc.                                            1,000,000     47,06   .28

BEVERAGES & TOBACCO  -  1.23%
PepsiCo, Inc.                                               3,600,000    126,90   .76
Nabisco Group Holdings Corp.                                7,300,000     77,56   .47

ELECTRONIC INSTRUMENTS  -  1.20%
PE Biosystems Group                                         1,657,600    199,43  1.20

AUTOMOBILES  -  1.09%
Honda Motor Co., Ltd. (Japan)                               1,954,000     72,66   .44
General Motors Corp.                                          700,000     50,88   .31
Ford Motor Co.                                                700,000     37,40   .22
Nissan Motor Co., Ltd. (Japan) (1)                          5,185,000     20,39   .12

MULTI-INDUSTRY  -  1.08%
Honeywell International Inc. (formerly                      2,200,000    126,91   .76
AlliedSignal Inc.)
Canadian Pacific Ltd. (Canada)                              1,925,000     41,50   .25
Textron Inc.                                                  150,000     11,50   .07

AEROSPACE & MILITARY TECHNOLOGY  -  0.94%
Boeing Co.                                                  1,900,000     78,96   .47
Northrop Grumman Corp.                                        800,000     43,25   .26
Raytheon Co., Class B                                         662,500     17,598
Raytheon Co., Class A                                         670,232     16,63   .21

FINANCIAL SERVICES  -  0.75%
Household International, Inc.                               1,700,000     63,32   .38
MBNA Corp.                                                    810,000     22,07   .14
Capital One Financial Corp.                                   450,000     21,68   .13
SLM Holding Corp.                                             400,000     16,90   .10

TEXTILES & APPAREL  -  0.66%
NIKE, Inc., Class B                                         2,200,000    109,03   .66

WIRELESS TELECOMMUNICATION SERVICES  -  0.56%
MediaOne Group, Inc. 6.25% PIES convertible                   750,000     81,000
preferred 2001
MediaOne Group, Inc. 7.00% PIES convertible                   240,000     11,52   .56
preferred 2002
INDUSTRIAL COMPONENTS  -  0.55%
Dana Corp.                                                  1,100,000     32,93   .20
Illinois Tool Works, Inc.                                     400,000     27,02   .16
Delphi Automotive Systems Corp.                             1,165,518     18,35   .11
Federal-Mogul Corp.                                           600,000     12,07   .07

IT CONSULTING & SERVICES  -  0.48%
Electronic Data Systems Corp.                               1,200,000     80,32   .48

HEALTH CARE PROVIDERS & SERVICES  -  0.21%
Columbia/HCA Healthcare Corp.                               1,178,700     34,55   .21

ENERGY EQUIPMENT  -  0.19%
Baker Hughes Inc.                                           1,200,000     25,27   .15
Diamond Offshore Drilling, Inc. 3.75%                       $6,500,00      6,42   .04
convertible debentures 2007

APPLIANCES & HOUSEHOLD DURABLES  -  0.09%
Newell Financial Trust I 5.25% QUIPS                          254,000      9,573
convertible preferred 2027
Newell Co.                                                    200,000      5,80   .09

TRANSPORTATION: RAIL & ROAD  -  0.06%
Union Pacific Capital Trust 6.25% TIDES                       260,000     10,59   .06
convertible preferred 2028 (2)

MISCELLANEOUS MATERIALS & COMMODITIES  -  0.04%
Owens-Illinois, Inc. 4.75% convertible                        220,000      6,87   .04
preferred 2049

MISCELLANEOUS  -  2.61%
Other equity securities in initial period of                             433,77  2.62
acquisition

TOTAL EQUITY SECURITIES
(cost: $11,064,135,000)                                               15,432,51 92.95

                                                            Principal  Market  Percent
                                                              Amount    Value  Of Net
Bonds & Notes                                                   (000)     (000)Assets

INDUSTRIALS  -  0.60%
Charter Communications Holdings, LLC 8.25% 2007             $ 50,000      46,50   .28
Ziff-Davis Inc. 8.50% 2008                                     35,000     36,44   .22
CSC Holdings, Inc. 9.875% 2013                                 10,000     10,55   .06
Time Warner Inc. 10.15% 2012                                    6,000      7,02   .04

TRANSPORTATION: AIRLINES  -  0.08%
Delta Air Lines, Inc., Series 1993-A2, 10.50%                  11,500     13,08   .08
2016 (3)

TOTAL BONDS & NOTES (cost: $112,742,000)                                 113,61   .68

                                                            Principal  Market  Percent
                                                              Amount    Value  Of Net
Short-Term Securities                                           (000)     (000)Assets

Corporate Short-Term Notes  -  5.73%
American Express Credit Corp.  5.72%-6.38%                     86,100     85,74   .52
due 1/4-2/17/2000
General Electric Capital Corp.  5.74%-5.97%                    82,500     82,01   .49
due 1/20-2/14/2000
Equilon Enterprises LLC  5.75%-6.55% due                       70,000     69,49   .42
1/10-3/10/2000
USAA Capital Corp.  5.93%-6.15% due                            64,200     63,75   .38
2/1-3/1/2000
Associates First Capital Corp.  4.00%-6.07%                    58,220     57,97   .35
due 1/3-2/16/2000
Pfizer Inc.  5.66%-5.85% due 1/24-3/31/2000 (2)                56,200     55,70   .33
Gannett Co., Inc.  5.85% due 1/14/2000 (2)                     50,000     49,88   .30
International Business Machines Corp.                          50,000     49,53   .30
5.90% due 2/25/2000
National Rural Utilities Cooperative Finance Corp.             50,000     49,47   .30
 5.86% due 3/6/2000
Bell Atlantic Financial Services, Inc.                         47,000     46,83   .28
5.90%-6.43% due 1/14-1/25/2000
Corporate Asset Funding Co.  5.90%-6.03% due                   46,000     45,79   .28
1/27/2000 (2)
Walt Disney Co.  5.84%-5.89% due 1/21-1/24/2000                45,000     44,83   .27
H.J. Heinz Co.  5.83%-5.85% due 1/25-1/31/2000                 41,500     41,31   .25
Proctor & Gamble Co.  5.13%-5.90% due                          41,200     41,03   .25
1/10-1/31/2000
BellSouth Telecommunications, Inc.                             39,500     39,21   .24
5.91%-6.05% due 2/9-2/22/2000
Household Finance Corp.  5.94%-5.95% due 1/12/2000             32,000     31,93   .19
A.I. Credit Corp.  5.80%-5.83% due 1/18/2000                   28,800     28,71   .17
Monsanto Co.  5.88% due 2/17/2000                              25,000     24,80   .15
AT&T Corp.  5.84%-6.35% due 1/11-2/15/2000                     23,600     23,46   .14
Duke Energy Corp.  5.85% due 2/11/2000                         20,000     19,86   .12

Federal Agency Discount Notes  -  0.46%
Fannie Mae  5.80%-5.82% due 6/22/2000                          78,300     76,13   .46

TOTAL SHORT-TERM SECURITIES                                            1,027,54  6.19
(cost: $1,027,526,000)

TOTAL INVESTMENT SECURITIES                                           16,573,67 99.82
(cost: $12,204,403,000)
Excess of cash and receivables over payables                              29,42   .18

NET ASSETS                                                           $16,603,09100.00%



/1/ Non-income-producing security.
/2/ Purchased in a private placement transaction;
  resale to the public may require registration or sale only to qualified institutional buyers.
/3/ Pass-through security backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturity of these securities is shorter than the stated maturity.

ADR = American Depositary Receipts

See Notes to Financial Statements



EQUITY SECURITIES ADDED
 SINCE JUNE  30, 1999

Allstate
American Greetings
Avon Products
BANK ONE
Becton, Dickinson and Co.
Cisco Systems
Coastal
Dai-Ichi Kangyo Bank
Fleet Boston
Ford Motor
Gillette
H.J. Heinz
Illinois Tool Works
McDonald's
MDU Resources
National City
Royal Sun Alliance Insurance
Sara Lee
Schering-Plough
SLM Holding
TransCanada PipeLines
United Parcel Services
Willamette Industries

EQUITY SECURITIES ELIMINATED
 SINCE JUNE  30, 1999

Aetna
Allegheny Teledyne
American Homes Products
Amgen
Atlantic Richfield
Avery Dennison
Axa
Bell Atlantic
BOC Group
Cadence Design Systems
Chase Manhatten
Cheveron
Cyprus Amax Minerals
Eli Lilly
First Data
Genuine Parts
J.P. Morgan
Koninklijke Ahold
Lexmark International
Lifepoint Hospitals
Nabisco
Pacific Century Financial
Safeco
Schlumburger
Tech Data
Telecomunicacoes Brasileiras
Triad Hospitals
Volvo
Western Digital


Fundamental Investors, Inc.
Financial Statements
Statement of Assets and Liabilities (dollars in thousands) at December 31, 1999

------------------------------------------------------------
Assets:
Investment securities at market
 (cost: $12,204,403)                            $16,573,670
Cash                                                     64
Receivables for-
 Sales of investments                       $ 0
 Sales of fund's shares                  33,829
 Dividends and interest                  18,330      52,159
                                    ------------------------
                                                 16,625,893
Liabilities:
Payables for-
 Purchases of investments                     0
 Repurchases of fund's shares            15,610
 Management services                      3,775
 Other expenses                           3,411      22,796
                                    ------------------------
Net Assets at December 31, 1999-
 Equivalent to $32.59 per share on
 509,475,719 shares of $1 par value
 capital stock outstanding (authorized
 capital stock-1,000,000,000 shares)            $16,603,097
                                                ============
Statement of Operations
for the year ended December 31, 1999(dollars in  thousands)
                                    ------------------------
Investment Income:
Income:
 Dividends                            $ 227,083
 Interest                                57,173   $ 284,256
                                    ------------
Expenses:
 Management services fee                 40,589
 Distribution expenses                   35,761
 Transfer agent fee                      11,354
 Reports to shareholders                    372
 Registration statement and prospect        814
 Postage, stationery and supplies         1,751
 Directors' fees                            166
 Auditing and legal fees                     56
 Custodian fee                              530
 Taxes other than federal income tax          1
 Other expenses                             250      91,644
                                    ------------------------
Net investment income                               192,612
                                                ------------
Realized Gain and Unrealized
 Appreciation on Investments:
Net realized gain                                 1,393,331
Net increase in unrealized
 appreciation on investments:
 Beginning of year                    2,778,798
 End of year                          4,369,267
  Net unrealized appreciation       ------------
   on investments                                 1,590,469
 Net realized gain and unrealized               ------------
  appreciation on investments                     2,983,800
Net Increase in Net Assets Resulting            ------------
 from Operations                                 $3,176,412
                                                ============

Statement of Changes in Net Assets  (dollars in  thousands)
-------------------------------------------------------------
                                     Year ended December 31
                                            1999        1998

Operations:                         -------------------------
Net investment income               $   192,612 $    171,916
Net realized gain on investments      1,393,331   1,319,973
Net unrealized appreciation
 on investments                       1,590,469     292,575
                                    -------------------------
 Net increase in net assets
  resulting from operations           3,176,412   1,784,464
                                    -------------------------
Dividends and Distributions Paid to
 Shareholders:
Dividends from net investment income   (182,671)   (159,781)
Distributions from net realized
 gain on investments                 (1,298,803) (1,046,680)
                                    -------------------------
 Total dividends and distributions   (1,481,474) (1,206,461)
                                    -------------------------
Capital Share Transactions:
Proceeds from shares sold:
 82,752,634 and 74,101,353
 shares, respectively                 2,627,090   2,164,869
Proceeds from shares issued in
 reinvestment of net investment income
 dividends and distributions of net
 realized gain on investments:
 45,448,355 and 39,927,149 shares,
 respectively                         1,404,953   1,142,562
Cost of shares repurchased:
 58,299,290 and 56,364,713
 shares, respectively                (1,836,795) (1,637,083)
 Net increase in net assets resultin-------------------------
  from capital share transactions     2,195,248   1,670,348
                                    -------------------------
Total Increase in Net Assets          3,890,186   2,248,351

Net Assets:
Beginning of year                    12,712,911  10,464,560

End of year(including undistributed -------------------------
 net investment income:  $31,348 and
 $21,310, respectively)             $16,603,097 $12,712,911
                                    ========================



See Notes to Financial Statements


                    FUNDAMENTAL INVESTORS, INC.
                   NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

   ORGANIZATION - Fundamental Investors, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital and income primarily through investments in common stocks.

   SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

   SECURITY VALUATION - Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Directors.

   NON-U.S. CURRENCY TRANSLATION - Assets and liabilities initially expressed in terms of non-U.S. currencies are translated into U.S. dollars at the prevailing market rates at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are included with the net realized and unrealized gain or loss on investment securities.

   SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Securities transactions are accounted for as of the trade date. Realized gains and losses from securities transactions are determined based on specific identified cost. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Market discounts and original issue discounts on securities purchased are amortized daily over the expected life of the security. The fund does not amortize premiums on securities purchased.

   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

2. NON-U.S. INVESTMENTS

   INVESTMENT RISK - Investment in securities of non-U.S. issuers in certain countries involve special investment risks. These risks may include, but are not limited to, investment and repatriation restrictions, revaluations of currencies, adverse political, social, and economic developments, government involvement in the private sector, limited and less reliable investor information, lack of liquidity, certain local tax law considerations, and limited regulation of the security markets.

   TAXATION - Dividend and Interest income is recorded net of    non-U.S. taxes
paid. For the year ended December 31, 1999, such non-U.S. taxes were $5,201,000.

   CURRENCY GAINS AND LOSSES - Net realized currency gains on dividends, interest, sales of non-U.S. bonds and notes, and other receivables and payables, on a book basis, were $97,000 for the year ended December 31, 1999.

3. FEDERAL INCOME TAXATION - The fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and intends to distribute all of its net taxable income and net capital gains for the fiscal year. As a regulated investment company, the fund is not subject to income taxes if such distributions are made. Required distributions are determined on a tax basis and may differ from net investment income and net realized gains for financial reporting purposes. In addition, the fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund.

   As of December 31, 1999, net unrealized appreciation on investments for book and federal income tax purposes aggregated $4,369,267,000, of which $5,008,226,000 related to appreciated securities and $638,959,000 related to depreciated securities. There was no difference between book and tax realized gains on securities transactions for the year ended December 31, 1999. Net gains related to non-U.S. currency transactions of $97,000 were treated as an adjustment to ordinary income for federal income tax purposes. The cost of portfolio securities for book and federal income tax purposes was $12,204,403,000 at December 31, 1999.

4. FEES AND TRANSACTIONS WITH RELATED PARTIES

   INVESTMENT ADVISORY FEE - The fee of $40,589,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company
(CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.39% of the first $1 billion of the fund's average net assets; 0.336% of such assets in excess of $1 billion but not exceeding $2 billion; 0.30% of such assets in excess of $2 billion but not exceeding $3 billion; 0.276% of such assets in excess of $3 billion but not exceeding $5 billion; 0.27% of such assets in excess of $5 billion but not exceeding $8 billion; 0.258% of such assets in excess of $8 billion but not exceeding $13 billion; and 0.252% of such assets exceeding $13 billion. If net assets fall below $8 billion the fee schedule will be based on 0.39% of the first $800 million of average net assets; 0.336% of such assets in excess of $800 million but not exceeding $1.8 billion; 0.30% of such assets in excess of $1.8 billion but not exceeding $3.0 billion; and 0.276% of such assets in excess of $3.0 billion.

   DISTRIBUTION EXPENSES - Pursuant to a Plan of Distribution, the fund may expend up to 0.25% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended December 31, 1999, distribution expenses under the Plan were $35,761,000. As of December 31, 1999, accrued and unpaid distribution expenses were $2,584,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $7,987,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

   TRANSFER AGENT FEES - American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $11,354,000.

   DEFERRED DIRECTORS' FEES - Directors who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of December 31, 1999, aggregate deferred amounts and earnings thereon since the deferred compensation plan's adoption (1993), net of any payments to Directors, were $788,000.

   CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

5. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

   The fund made purchases and sales of investment securities, excluding short-term securities, of $6,689,524,000 and $6,197,494,000, respectively, during the year ended December 31, 1999.

   As of December 31, 1999, accumulated undistributed net realized gain on investments was $265,237,000 and additional paid-in capital was $11,427,769,000. The fund reclassified $88,508,000 from undistributed net realized losses to additional paid-in capital during the year ended December 31, 1999, as a result of permanent differences between book and tax. Additionally, the fund reclassified $97,000 of currency gains to undistributed net investment income for the year ended December 31, 1999.

   Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $530,000 includes $40,000 that was paid by these credits rather than in cash.


Per-Share Data and Ratios
                                       Year EndedDecember 31
                                             1999    1998        1997    1996     1995

Net Asset Value, Beginning of Year        $28.92    $27.40    $24.54  $22.29   $17.50
                                       ------------------------------------------------
 Income From Investment Operations:
  Net investment income                      .41       .42       .41     .41      .41
  Net gains on securities (both
   realized and unrealized)                 6.45      4.09      6.00    4.00     5.46
                                       ------------------------------------------------
   Total from investment operations         6.86      4.51      6.41    4.41     5.87
                                       -------------------------------------------------
 Less Distributions:
  Dividends (from net investment income     (.40)     (.40)     (.42)   (.40)    (.40)
  Distributions (from capital gains)       (2.79)    (2.59)    (3.13)  (1.76)    (.68)
                                       -------------------------------------------------
   Total distributions                     (3.19)    (2.99)    (3.55)  (2.16)   (1.08)
                                       ------------------------------------------------
Net Asset Value, End of Year              $32.59    $28.92    $27.40  $24.54   $22.29
                                       ==============================================

Total Return (*)                           24.58%    16.72%    26.67%  19.99%   34.21%

Ratios/Supplemental Data:
 Net assets, end of year (in millions)   $16,603   $12,713   $10,465  $7,165   $4,754
 Ratio of expenses to average net asset      .63%      .63%      .63%    .66%     .70%
 Ratio of net income to average net ass     1.33%     1.47%     1.54%   1.78%    2.08%
 Portfolio turnover rate                   45.50%    52.57%    45.09%  39.07%   25.47%

(*)  Excludes maximum sales charge of 5.75%.


INDEPENDENT AUDITORS' REPORT

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF

FUNDAMENTAL INVESTORS, INC.:

We have audited the accompanying statement of assets and liabilities of Fundamental Investors("the fund"), including the investment portfolio, as of December 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended. These financial statements and per-share data and ratios are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and per-share data and ratios based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of Fundamental Investors at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Los Angeles, California

January 28, 2000

Tax Information (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year. The distributions made during the fiscal year by the fund were earned from the following sources:


                                               Dividends and Distributions per Share



To Shareholders           Payment Date            From Net             From Net              From Net
of Record                                         Investment           Realized Short-       Realized Long-
                                                  Income               term Gains            term Gains
February 19, 1999         February 22,1999        $0.10                --                    $0.60
May 21, 1999              May 22, 1999            --                   $0.10                 --
August 13, 1999           August 16, 1999         $0.10                --                    --
December 14, 1999         December 17,1999        $0.10                --                    $2.185

Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 94% of the dividends paid by the fund from net investment income represent qualifying dividends.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

The fund also designates as a capital gain distribution a portion of earnings and profits paid to shareholders in redemption of their shares.

SINCE THE AMOUNTS ABOVE ARE REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 2000 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 1999 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.

DIRECTORS AND OTHER OFFICERS

DIRECTORS

GUILFORD C. BABCOCK
San Marino, California
Associate Professor of Finance,
Marshall School of Business,
University of Southern California

JAMES E. DRASDO
Los Angeles, California
President of the fund
Senior Vice President,
Capital Research and Management Company

ROBERT A. FOX
Livingston, California
President and Chief Executive Officer,
Foster Farms Inc.

ROBERTA L. HAZARD
McLean, Virginia
Consultant; Rear Admiral,
U.S. Navy (retired)

LEONADE D. JONES
Burlingame, California
Management consultant; former Treasurer,
The Washington Post Company

JOHN G. MCDONALD
Stanford, California
The IBJ Professor of Finance,
Graduate School of Business,
Stanford University

GAIL L. NEALE
Burlington, Vermont
President, The Lovejoy Consulting Group, Inc.;
former Executive Vice President of
the Salzburg Seminar

JAMES W. RATZLAFF
San Francisco, California
Senior Partner,
The Capital Group Partners L.P.

HENRY E. RIGGS
Claremont, California
President, Keck Graduate Institute
of Applied Life Sciences

JAMES F. ROTHENBERG
Los Angeles, California
Chairman of the Board of the fund
President and Director,
Capital Research and Management Company

PATRICIA K. WOOLF
Princeton, New Jersey
Private investor; corporate director;
lecturer, Department of Molecular Biology,
Princeton University

OTHER OFFICERS

GORDON CRAWFORD
Los Angeles, California
Senior Vice President of the fund
Senior Vice President and Director,
Capital Research and Management Company

PAUL G. HAAGA, JR.
Los Angeles, California
Senior Vice President of the fund
Executive Vice President and Director,
Capital Research and Management Company

MICHAEL T. KERR
Los Angeles, California
Senior Vice President of the fund
Senior Vice President and Director,
Capital Research Company

DINA N. PERRY
Washington, D.C.
Senior Vice President of the fund
Senior Vice President, Capital Research and Management Company

MARTIN ROMO
San Francisco, California
Vice President of the fund
Vice President, Capital Research Company

JULIE F. WILLIAMS
Los Angeles, California
Secretary of the fund
Vice President - Fund Business
Management Group, Capital Research
and Management Company

SHERYL F. JOHNSON
Norfolk, Virginia
Treasurer of the fund
Vice President - Fund Business
Management Group, Capital Research
and Management Company

DAVID A. PRITCHETT
Norfolk, Virginia
Assistant Treasurer of the fund
Vice President - Fund Business
Management Group, Capital Research
and Management Company

[The American Funds Group(r)]

OFFICES OF THE FUND
One Market, Steuart Tower
Suite 1800
San Francisco, California 94105-1409

INVESTMENT ADVISER
Capital Research and Management Company
333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92821-5823

TRANSFER AGENT FOR
SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 2205
Brea, California 92822-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

CUSTODIAN OF ASSETS
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02105-1713

COUNSEL
Paul, Hastings, Janofsky & Walker LLP
555 South Flower Street
Los Angeles, California 90071-2371

INDEPENDENT AUDITORS
Deloitte & Touche LLP
1000 Wilshire Boulevard
Los Angeles, California 90017-2472

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY, TOLL-FREE, AT 800/421-0180 OR VISIT WWW.AMERICANFUNDS.COM ON THE WORLD WIDE WEB.

This report is for the information of shareholders of Fundamental Investors, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2000, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.

Printed on recycled paper
Litho in USA KBD/GRS/4466
Lit. No. FI-011-0300